UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                             ---------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               JANUARY 23, 2003                                   0-31267
               ----------------                                   -------
Date of Report (Date of earliest event reported)          Commission File Number


                             IWT TESORO CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                                            91-2048019
            ------                                            ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)



                          191 POST ROAD WEST, SUITE 10
                           WESTPORT, CONNECTICUT 06880
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 221.2770
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              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events.

Effective January 23, 2003, the Board of Directors of IWT Tesoro Corporation approved the proposed "Amended and Restated Bylaws of IWT Tesoro Corporation", which approval does not require shareholder approval. Additionally, upon the recommendations of the Chairs of Tesoro's Audit Committee, Compensation Committee and Nominating and Governing Committee, the entire Board voted to adopt the proposed charters for each of these committees. Copies of the Bylaws and each of the Charters are attached as exhibits.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c )     Exhibits

EXHIBIT NUMBER  DESCRIPTION

3.1      Articles of Incorporation(1)
3.1.1    Articles of Amendment to Articles of Incorporation dated
         September 23, 2002.(3)
3.2.1    Bylaws(1)
3.2.2    Amended and Restated Bylaws*
3.3      Specimen Stock Certificate(1)
3.4.1    Audit Committee Charter*
3.4.2    Compensation Committee Charter*
3.4.3    Nominating and Governing Committee Charter*
10.1     Agreement with Peter Goss(1)
10.2     Shareholders Agreement(1)
10.3     2001 Ponca Acquisition Corporation Stock Incentive Plan.(2)
10.4 Employment Agreement between Ponca Acquisition Corporation and Henry Jr. Boucher, Jr. dated as of December 29, 2002.(2)
10.5 Memorandum of Understanding between Ponca Acquisition Corporation and the shareholders of International Wholesale Tile, Inc.(2)
10.6 Stock Purchase Agreement among the Shareholders of International Wholesale Tile, Inc., and IWT Tesoro Corporation, effective October 1, 2002.(5)
10.7     Termination of Shareholders Agreement(6)
10.8     Repurchase Agreement(7)
99.1     MRS' letter to the Securities and Exchange Commission.(4)
99.2     Letter from Peter Goss regarding fiscal year end(5)

(1) Filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

(2) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002.

(3) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2002.

(4) Filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on October 8, 2002.


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

(5) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 15, 2002.

(6) Filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 4, 2003.

(7) Filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 4, 2003.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2003                  IWT TESORO CORPORATION


                                         /s/ Henry J. Boucher, Jr.
                                         ------------------------------------
                                         By: Henry J. Boucher, Jr., President


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